                                                                   EXHIBIT 10.72
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                AMENDMENT NO. 2

     This Amendment No. 2 is made and entered into effective as of the 1st day of June, 1996 (the "EFFECTIVE DATE") to that Certain Carrier Digital
Services Agreement dated as of September 1, 1995 (the "DSA") and modified by that Certain Amendment dated as of April 1, 1996 (the "AMENDMENT") made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WILTEL") and (i) Associated Communications Companies of America ("ACCA"), and (ii) the individual members of ACCA which are listed on Appendix A hereto (individually referred to as a "MEMBER"). In the event of any conflict between the terms of the DSA, the Amendment and this Amendment No. 2, the following order of precedence shall apply: this Amendment No. 2, the Amendment and the DSA. References to "CUSTOMER" shall refer collectively to ACCA and to all ACCA Members and to each Member individually. Further, capitalized terms not defined herein shall have the meaning ascribed to them in the DSA or Amendment, whichever is applicable.

     1. RATES: The parties agree to substitute Subsection 10(A) of the DSA to read in its entirety as follows:

          (A) With respect to On-Net DS-3 level Interexchange Service ordered between September 1, 1995 and May 31, 1996, the Base Rate per VGE per V&H Mile for On-Net DS-3 level Interexchange Service will be as follows based on Customer's Spending Level (as defined in Subsection
          (F) below):

                         Monthly
                      Spending Level                         Rate
               --------------------------                  --------
               [________]  -   [________]                  [_____]
               [________]  -   [________]                  [_____]
               [________]  -   [________]                  [_____]
               [________]  -   [________]                  [_____]
               [________]  -   [________]                  [_____]
                      [_________]                          [_____]

          Further, with respect to On-Net DS-3 level Interexchange Service ordered on or after June 1, 1996, the Base Rate per VGE per V&H Mile for On-Net DS-3 level Interexchange Service will be as follows based on Customer's Spending Level (as defined in Subsection (F) below):

                         Monthly
                      Spending Level                         Rate
               --------------------------                  --------
               [________] -    [________]                  [_____]
               [________] -    [________]                  [_____]
                      [_______]                            [_____]

                                  PAGE 1 OF 6                       CONFIDENTIAL
                                                                    ------------

     2. MINIMUM CHARGE: The parties agree to substitute Subsection 14(C) of the DSA to read in its entirety as follows:

          (C)  The minimum monthly recurring Interexchange Service charge for
          (i) each DS-0 circuit comprising DS-0 level Interexchange Service shall be [_], (ii) each DS-1 circuit comprising DS-1 level Interexchange Service (including Multiple DS-1 Interexchange Service) shall be [__], and (iii) each DS-3 circuit comprising DS-3 level Interexchange Service shall be [____].

     3. ECHO CANCELLATION CHARGE: Commencing as of the Effective Date of this Amendment No.2 and continuing through the end of the Service Term, the Echo Cancellation monthly recurring charge for DS-1 level circuits less than 800 miles as described in Section 14 of Exhibit "1" to the DSA shall be changed from "[_____]" to "[_____]".

     4.   OTHER TERMS AND CONDITIONS:   Except to the extent specifically
modified by this Amendment No. 2, the remaining terms and conditions contained in the DSA and the Amendment shall be in full force and effect through the remainder of the Term.

     5. COUNTERPARTS: This Amendment No. 2 may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first written above.


                          WORLDCOM NETWORK SERVICES, INC.
                          d/b/a WilTel


                          By: /s/ Charles M. Cole
                              --------------------------------------------------
                                                (Signature)

                                            Charles M. Cole III
                          ------------------------------------------------------
                                                 (Print Name)

                                         Vice President, Carrier sales
                          ------------------------------------------------------
                                                   (Title)

                                  PAGE 2 OF 6                       CONFIDENTIAL
                                                                    ------------

                          ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA


                          By: /s/ Mike Newkirk
                              --------------------------------------------------
                                                (Signature)

                                            Mike Newkirk
                          ------------------------------------------------------
                                                 (Print Name)

                                             Vice President
                          ------------------------------------------------------
                                                   (Title)

                          ACC LONG DISTANCE CORPORATION


                          By:                /s/ Mae Squier-Dow
                              --------------------------------------------------
                                                (Signature)

                                                Mae Squier-Dow
                          ------------------------------------------------------
                                                 (Print Name)

                                                  President
                          ------------------------------------------------------
                                                   (Title)

                          ATX TELECOMMUNICATIONS AND SERVICES


                          By:                  /s/ S. Dulin
                              --------------------------------------------------
                                                (Signature)

                                                  S. Dulin
                          ------------------------------------------------------
                                                 (Print Name)

                                                Dir. Bus. Opr.
                          ------------------------------------------------------
                                                   (Title)

                                  PAGE 3 OF 6                       CONFIDENTIAL
                                                                    ------------

                          BUSINESS TELECOM, INC.


                          By: /s/ Mike Newkirk
                              --------------------------------------------------
                                                (Signature)

                                             Mike Newkirk
                          ------------------------------------------------------
                                                  (Print Name)

                                            Exec Vice President
                          ------------------------------------------------------
                                                   (Title)

                          CINCINNATI BELL LONG DISTANCE, INC.


                          By:                /s/ Barry Nelson
                              --------------------------------------------------
                                                (Signature)

                                                 Barry Nelson
                          ------------------------------------------------------
                                                 (Print Name)

                                               President & CEO
                          ------------------------------------------------------
                                                   (Title)

                          CONSOLIDATED COMMUNICATIONS INC.


                          By:                /s/ Brian L. Carr
                              --------------------------------------------------
                                                (Signature)

                                                 Brian L. Carr
                          ------------------------------------------------------
                                                 (Print Name)

                                                 V.P. & G.M.
                          ------------------------------------------------------
                                                   (Title)

                                  PAGE 4 OF 6                       CONFIDENTIAL
                                                                    ------------

                          LONG DISTANCE SAVERS, INC.

                          By: /s/ Chris Chelette
                              --------------------------------------------------
                                                (Signature)

                                         Chris Chelette
                          ------------------------------------------------------
                                                  (Print Name)

                                              VICE PRESIDENT
                          ------------------------------------------------------
                                                   (Title)

                          NATIONAL TELECOMMUNICATIONS OF FLORIDA

                          By:             /s/ John A. Mansour
                              --------------------------------------------------
                                                (Signature)

                                              John A. Mansour
                          ------------------------------------------------------
                                                 (Print Name)

                                                     CEO
                          ------------------------------------------------------
                                                   (Title)

                          DELTA COMM, INC.

                          By:               /s/ Tom Mullis
                              --------------------------------------------------
                                                (Signature)

                                                  Tom Mullis
                          ------------------------------------------------------
                                                 (Print Name)

                                                 Exec. V.P.
                          ------------------------------------------------------
                                                   (Title)

                                  PAGE 5 OF 6                       CONFIDENTIAL
                                                                    ------------

                          TELEFONICA LARGA DISTANCIA DE PUERTO RICO, INC.

                          By: /s/ Hector M. Lugo
                              --------------------------------------------------
                                                (Signature)

                                                HECTOR M. LUGO
                          ------------------------------------------------------
                                                  (Print Name)

                                                 PRESIDENT
                          ------------------------------------------------------
                                                   (Title)

                          U.S. LONG DISTANCE, INC.

                          By:                /s/ G. D. Anglin
                              --------------------------------------------------
                                                (Signature)

                                                 G. D. Anglin
                          ------------------------------------------------------
                                                 (Print Name)

                                                   Director
                          ------------------------------------------------------
                                                   (Title)

                                  PAGE 6 OF 6                       CONFIDENTIAL
                                                                    ------------